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                                                                  EXHIBIT 23.2




                        INDEPENDENT AUDITORS' CONSENT


     We consent to the incorporation by reference in this Registration Statement of The Charles Schwab Corporation on Form S-8 of our reports dated February 21, 1997, appearing in and incorporated by reference in the Annual Report on Form 10-K of The Charles Schwab Corporation for the year ended December 31, 1996.

DELOITTE & TOUCHE LLP


San Francisco, California
March 16, 1998